UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007

POTLATCH CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. Riverside Avenue, Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

509-835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

Potlatch Corporation (the “Company”) has effected changes to certain of its non-qualified benefits plans, which include changes to certain employment compensation plans of the Company’s subsidiary, Potlatch Forest Products Corporation.

The Company’s Management Performance Award Plan II (the “MPAP”) was revised, among other things, to clarify that a participant whose employment with the Company is terminated for any reason other than death, disability or retirement, or in connection with a change of control, is not entitled to receive an award (pro-rated or otherwise) under the MPAP. Also, the change of control provisions under the MPAP were modified to provide that upon a change of control, only those participants who are terminated prior to the date of payment of the MPAP award for the year in which the change occurs will receive an MPAP award based on their standard bonus.

The Salaried Employees Supplemental Benefits Plan II (the “Plan”) was revised, among other things, to provide that for certain individuals subject to mandatory retirement, the use of the MPAP standard bonus will not be applicable for the periods subsequent to December 31, 2006. Instead, the actual bonus received will be used for purposes of calculating annual compensation.

The Severance Program for Executive Employees (the “Severance Program”) was revised, among other things, to clarify that no benefits are payable under it if a participant’s employment terminates due to death or disability. The Severance Program was also amended to clarify that in the event of termination of employment within two years following a change of control, a participant who receives a benefit under the MPAP for the year or portion of a year prior to termination will not receive an additional MPAP payment under the Severance Program.

The foregoing descriptions of the amendments to the existing plans do not purport to be complete and are qualified in their entirety by reference to the full text of each of the revised plans, copies of which are filed with this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10	(b)	Potlatch Forest Products Corporation Severance Program for Executive Employees, as amended September 15, 2006, and further amended April 4, 2007.

10	(r)	Potlatch Corporation Management Performance Award Plan II adopted September 16, 2006 and amended April 4, 2007.

10	(t)	Potlatch Forest Products Corporation Salaried Employees Supplemental Benefits Plan II adopted September 15, 2006 and amended April 4, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2007

POTLATCH CORPORATION

By:	/s/ Pamela A. Mull
Pamela A. Mull
Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10(b)[1]	Potlatch Forest Products Corporation Severance Program for Executive Employees, as amended September 15, 2006 and further amended April 4, 2007.

10(r)[1]	Potlatch Corporation Management Performance Award Plan II, adopted September 16, 2006 and amended April 4, 2007.

10(t)[1]	Potlatch Forest Products Corporation Salaried Employees Supplemental Benefits Plan II, adopted September 15, 2006 and amended April 4, 2007

[1]	Management compensatory plan or arrangement

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